July 29th, 2021 | 8:00 am ET NYSE: NLSN 2nd QUARTER 2021 EARNINGS Copyright © 2021 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute. Exhibit 99.2

FORWARD-LOOKING STATEMENTS This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those relating to “2021 Full Year Guidance” as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen’s business, the final calculation of the gain on the sale with respect to our Global Connect business, which is currently pending finalization of various estimates, the failure of our new business strategy in accomplishing our objectives, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law.

Continued progress on strategic initiatives Reporting solid Q2 2021 results Increasing guidance to reflect confidence around 2021 TODAY’S DISCUSSION

NEW GROWTH FROM NEW SOLUTIONS NEW CULTURE—DRIVEN BY A GROWTH MINDSET COMPELLING FINANCIAL MODEL Copyright © 2021 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute. PROGRESS AGAINST GROWTH DRIVERS

NEW GROWTH FROM NEW SOLUTIONS

AUDIENCE MEASUREMENT

Progressing towards a single cross-media currency for the global media industry with Nielsen One

- Enhancing value to clients, evidenced by renewals and expanded scope with media buyers and sellers
- Advancing product roadmap, increased CTV coverage with Samsung TV Plus & Vizio, broadened streaming coverage
- Launched "The Gauge" to provide comparability across streaming, traditional cable, broadcast channels & gaming
- Unveiled cookieless approach for audience & outcomes measurement, provides resiliency in a privacy-focused environment

AUDIENCE OUTCOMES

Driving growth through new geographies, new verticals, and new products, leveraging audience & outcomes measurement

- Extended global reach of campaign measurement outcomes tool
- Acquired TVTY, a leading global attribution provider
- Expanded capabilities in automotive vertical with Polk partnership
- Partnering with the International Olympic Committee to measure the return on sponsorship investments

GRACENOTE CONTENT SERVICES

New products address evolving market needs as content and streaming platforms grow and create competition for audiences

- Recently renewed multi-year agreement with Verizon, with a focus around streaming video services
- Expanding Gracenote with major clients in the Netherlands, Austria, Switzerland, & Poland
- Strong interest in new solutions such as Inclusion Analytics to drive decision-making around inclusive content

Audience Measurement ~73% of 2020 revenue; Audience Outcomes ~20% of 2020 revenue; Gracenote Content Services ~7% of 2020 revenue

Copyright © 2021 The Nielsen Company (US), LLC. Confidential and proprietary.

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Q2 2021 RESULTS Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

Q2 revenue grew 4.5% YoY constant currency and 6.2% YoY organic, reflecting strong global performance Growth trends continued to improve across Audience Measurement and Outcomes / Content Q2’21 REVENUE PERFORMANCE Audience Measurement Outcomes / Content Constant Currency Quarterly Revenue Growth $861 Organic Constant Currency 4.0% 3.3% 12.6% 7.9% $629 $232 $872 $811 $836 $863 $861 Revenue Growth Trend 2.3% -1.8% -3.4% -4.3% 1.3% -2.6% -4.2% -4.6% 6.2% 4.5% 6.2% 4.5% $ millions

$M, except per share amounts Above amounts represent Nielsen assuming the Global Connect transaction closed on January 1, 2020 (a) Free Cash Flow excludes separation-related cash costs of $29M in Q2’21 Adjusted EBITDA margins of 43.0% +256bps cc YoY, driven by revenue growth and the 2020 optimization plan, offset in part by the return of COVID-related temporary costs cut in 2020 Adjusted EPS of $0.43 was up 23% YoY, driven primarily by higher EBITDA and lower depreciation & amortization, offset in part by higher taxes FCF of $190M reflects higher EBITDA, improved working capital and lower interest payments; offset in part by timing of tax payments Q2’21 FINANCIAL PERFORMANCE Adjusted EBITDA & Margin Trend 45.0% 43.6% 40.8% $331 $374 $380 $388 $370 Quarterly Results 44.7% 43.0%

2021 FULL YEAR GUIDANCE Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

Raising low-end of revenue growth & adjusted EBITDA ranges on increased confidence in 2021 outlook Raising adjusted EPS and Free Cash Flow guidance Continue to expect margin contraction in H2 as 2020 temporary cost cuts return in 2021 As if the Global Connect sale and resulting de-levering occurred on January 1, 2020. Organic revenue growth excludes impact of acquisitions/divestitures/business and market exits completed in the past 12 months. Free Cash Flow excludes the impact of ~$200-220M separation-related cost payments in 2021; other metrics exclude the impact of these costs, as separation-related costs are not included in our adjusted EBITDA. Free Cash Flow also excludes the impact of owning Global Connect through the close of the sale. $M, except per share amounts INCREASING 2021 GUIDANCE

Q&A Copyright © 2020 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations We use the non-GAAP financial measures discussed below to evaluate our results of operations, financial condition, liquidity and indebtedness. We believe that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that, when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors, and in order to assure that all investors have access to similar data, we have determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income.

CERTAIN NON-GAAP MEASURES (continued) Organic Constant Currency Presentation We define organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past 12 months. Refer to the Constant Currency Presentation section above for the definition of constant currency. We believe that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Adjusted EBITDA We define Adjusted EBITDA as net income or loss from continuing operations of our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from our consolidated statements of operations, as well as certain other items that arise outside the ordinary course of our continuing operations. Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. We use Adjusted EBITDA to measure our performance from period to period to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance. Adjusted EBITDA should not be considered as an alternative to net income or loss, operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance or cash flows as measures of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies and may, therefore, have limitations as a comparative analytical tool

Adjusted EPS We define Adjusted Earnings per Share as net income attributable to Nielsen shareholders from continuing operations per share (diluted) from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense, other non-operating items from our consolidated statements of operations, certain other items considered unusual or non-recurring in nature, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. Free Cash Flow We define free cash flow as net cash provided by operating activities, less capital expenditures, net. We believe providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by us in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that we will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. The following table presents a reconciliation from consolidated net cash provided by operating activities to free cash flow. Free cash flow is presented as if the Global Connect transaction and resulting de-levering occurred on January 1, 2020. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the free cash flow results. Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the 12 months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. CERTAIN NON-GAAP MEASURES (continued)

Projected FX Impact(a): Reported vs. Constant Currency Note: We report on a constant currency basis to reflect operating performance (a) Projected impact assumes rates in effect at 6/30/21 remain in effect for the balance of 2021 International Currency Profile – Revenue USD (not included) is ~83% of Total Revenue * Other includes ~20 currencies for which revenue is less than 6% of consolidated revenues FOREIGN CURRENCY IMPACT

2021 GUIDANCE ASSUMPTIONS $M Guidance assumptions refer to continuing operations and exclude ~$200-220M of separation-related costs, except with respect to the cash impact on the Net Debt Leverage Ratio and Interest Expense, Net

For the three and six months ended June 30, 2021, other items primarily consist of business optimization costs and transaction related costs. For the three and six months ended June 30, 2020, other items primarily consist of business optimization costs, including strategic review costs and transaction related costs. Costs to stand-up Nielsen as a standalone company including incremental Real Estate, IT/Infrastructure, TSAs and Commercial Arrangements. ($ in millions) (unaudited) Q2’21 ADJUSTED EBITDA RECONCILIATION

Q2’21 REVENUE RECONCILIATION Quarter ended June 30, ($ in millions) (unaudited)

Q2’21 EPS RECONCILIATION As if the Global Connect sale and resulting de-levering occurred on 1/1/2020. Costs needed to stand-up Media as a standalone company including incremental Real Estate, IT/Infrastructure, TSAs and Commercial Arrangements. For the three and six months ended June 30, 2021, other items primarily consist of business optimization costs and transaction related costs. For the three and six months ended June 30, 2020, other items primarily consist of business optimization costs, including strategic review costs and transaction related costs. Weighted average diluted shares were 357.4M in Q2’20 and 360.4M in Q2’21 ($ in millions) (unaudited)

FREE CASH FLOW RECONCILIATION Reflects an adjustment to interest payments assuming the Global Connect transaction and the resulting de-levering occurred on January 1, 2020. Includes net payments related to costs to stand-up Nielsen as a standalone company including incremental Real Estate, IT/Infrastructure, TSAs and Commercial Arrangements. Primarily includes capital expenditures to position Nielsen to be a standalone company. ($ in millions) (unaudited)

PRO FORMA FREE CASH FLOW RECONCILIATION Pro Forma FY’20 Free Cash Flow excludes $118M of separation-related cash costs ($ in millions) (unaudited)

2021 GUIDANCE NON-GAAP RECONCILIATIONS Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs. These estimates reflect Nielsen as if the sale of Global Connect occurred on January 1, 2020. The estimates exclude ~$200-220 million of separation-related costs related to the sale. ($ in millions)

These estimates reflect Nielsen as if the sale of Global Connect occurred on January 1, 2020. 2021 GUIDANCE NON-GAAP RECONCILIATIONS ($ in millions)

12/31/20 represents consolidated debt, including discontinued operations. 12/31/20 Adjusted EBITDA calculated based on last twelve months by adding reported amounts for each of the quarters contained therein. 6/30/21 Adjusted EBITDA calculated based on last twelve months by adding Pro Forma amounts for each of the quarters contained therein. Reflects Net Debt (gross debt less cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis and as if the Global Connect sale closed on January 1, 2020. Includes Deferred Financing Fees; Excludes finance leases. DEBT CAPITAL TABLE ($ in millions)

Represents consolidated debt, including discontinued operations. Excludes Revolver $0, Finance Leases of $141M & Other Debt of $1M, and includes impact of deferred financing fees of ($70M) Excludes Revolver $0, Finance Leases of $83M, and includes impact of deferred financing fees of ($52M) DEBT MATURITY PROFILE DEBT MATURITY PROFILE – 6/30/21 (b) DEBT MATURITY PROFILE – 12/31/20 (a) ($ in millions) (unaudited)

NIELSEN INVESTOR RELATIONS ir@nielsen.com +1.646.654.8153 nielsen.com/investors

Copyright © 2021 The Nielsen Company (US), LLC. Confidential and proprietary.